FRANKLIN MUNICIPAL SECURITIES TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.             DESCRIPTION                           LOCATION

EX-99.B1(i)             Agreement and Declaration of Trust    *
                        dated December 10, 1991

EX-99.B1(ii)            Certificate of Trust dated            *
                        December 10, 1991

EX-99.B1(iii)           Certificate of Amendment dated May    *
                        14, 1992

EX-99.B2(i)             By-Laws of the Franklin Municipal     *
                        Securities Trust

EX-99.B2(ii)            Amendment to the By-laws dated        Attached
                        April 19, 1994

EX-99.B5(i)             Management Agreement between          *
                        Registrant and Franklin Advisors,
                        Inc. dated February 26, 1992

EX-99.B5(ii)            Amendment to Management Agreement     Attached
                        between Registrant and Franklin
                        Advisers, Inc. dated August 1, 1995

EX-99.B6(i)             Amended and Restated Distribution     *
                        Agreement between Registrant and
                        Franklin/Templeton Distributors,
                        Inc. dated April 23, 1995

Ex-99.B6(ii)            Form of Dealer Agreement between      *
                        Franklin/Templeton Distributors,
                        Inc. and securities dealers

EX-99.B8(i)             Custodian Agreement between           *
                        Registrant and Bank of America NT
                        & SA dated February 26, 1992

EX-99.B8(ii)            Custodian Agreements between          *
                        Registrant and Citibank Delaware

EX-99.B8(iii)           Master Custody Agreement between      Attached
                        Registrant and Bank of New York
                        dated February 16, 1996

EX-99.B8(iv)            Terminal Link Agreement between       Attached
                        Registrant and The Bank of New
                        York dated February 6, 1996

EX-99.B11(i)            Consent of Independent Auditors       Attached

EX-99.B13(i)            Letter of Understanding dated         *
                        February 11, 1992 and March 6, 1992

EX-99B.15(i)            Amended and Restated Distribution     *
                        Plan dated July 1, 1993, for
                        Franklin Washington Municipal Bond
                        Fund

EX-99B.15(ii)           Amended and Restated Distribution     *
                        Plan dated July 1, 1993, for
                        Franklin Hawaii Municipal Bond Fund

EX-99B.15(iii)          Amended and Restated Distribution     *
                        Plan dated July 1, 1993 for
                        Franklin California High Yield
                        Minicipal Fund

EX-99B.15(iv)           Amended and Restated Distribution     *
                        Plan dated May 10, 1994 for
                        Franklin Arkansas Municipal Bond
                        Fund and Franklin Tennessee
                        Municipal Bond Fund

EX-99B.15(v)            Form of Class II Distribution Plan    Attached
                        pursuant to Rule 12b-1 on behalf
                        of Franklin California High Yield
                        Municipal Fund

EX-99B.16(i)            Schedule for computation of           *
                        performance quotation

EX-99B.17(i)            Power of Attorney dated March 15,     *
                        1995

EX-99B.17(ii)           Certificate of Secretary dated        *
                        March 15, 1995

EX-99B.18(i)            Form of Multiclass Plan               Attached

* Incorporated by Reference